Exhibit 10(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment to the registration statement on Form N-4 (the "Registration Statement") of our report dated April 25, 2001, relating to the financial statements of the Prudential Discovery Premier Group Variable Contract Account, which appears in such Statement of Additional Information.

We also consent to the use in the Statement of Additional Information constituting part of this Registration Statement, of our report dated March 13, 2001, relating to the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which appears in such Statement of Additional Information.

We also consent to the reference to us under the heading "Experts" in the Statement of Additional Information.

PricewaterhouseCoopers LLP

New York, New York
April 25, 2001

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                                                                   EXHIBIT 10(B)

                                 SHEA & GARDNER
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                 (202) 828-2000
                               Fax: (202) 828-2195


                                 April 23, 2001

Board of Directors
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the State of Additional Information filed as part of Post-Effective Amendment No. 2 to the registration statement on Form N-4 for The Prudential Discovery Premier Group Variable Contract Account (File No. 333-95637). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                            Very truly yours,

                                            SHEA & GARDNER

                                            By: /s/ CHRISTOPHER E. PALMER

                                                     Christopher E. Palmer


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